UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2009

THE L.S. STARRETT COMPANY
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

121 Crescent Street Athol, Massachusetts	01331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-249-3551

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Mr. Randall J. Hylek, Chief Financial Officer and Treasurer, voluntarily resigned from the Company effective September 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Date: September 17, 2009	By:	/s/ Douglas A. Starrett
Douglas A. Starrett
President and CEO